Exhibit 10.11

AMENDMENT NO. 10 (this “Amendment”), dated as of November 12, 2020, among ARAMARK Services, Inc., a Delaware corporation (the “Company” or the “U.S. Borrower”), ARAMARK INTERMEDIATE HOLDCO CORPORATION, a Delaware corporation (“Holdings”), each Subsidiary Guarantor, each Lender party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Agent”) to the Credit Agreement, dated as of March 28, 2017 (as amended by Incremental Amendment No. 1, dated as of September 20, 2017, as further amended by Incremental Amendment No. 2, dated as of December 11, 2017, as further amended by Incremental Amendment No. 3, dated as of February 28, 2018, as further amended by Amendment No. 4, dated as of May 11, 2018, as further amended by Amendment No. 5, dated as of May 24, 2018, as further amended by Amendment No. 6, dated as of June 12, 2018, as further amended by Amendment No. 7, dated as of October 1, 2018, as further amended by Incremental Amendment No. 8, dated as of January 15, 2020, as further amended by Amendment No. 9, dated as of April 22, 2020 and as amended, supplemented, amended and restated or otherwise modified from time to time prior to the Amendment No. 10 Effective Date (as defined below), the “Existing Credit Agreement”), among the Borrowers (as defined therein), Holdings, the Subsidiary Guarantors (as defined therein) from time to time party thereto, the Agent and the other parties thereto from time to time. The Existing Credit Agreement as amended hereby is referred to as the “Amended Credit Agreement.” Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.
WHEREAS, pursuant to Section 9.02 of the Amended Credit Agreement, the Borrowers have requested that the Lenders party hereto, which constitute the Required Financial Covenant Lenders, approve the amendments referred to in Section 1 hereof; and
NOW, THEREFORE, in consideration of the premise contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment of Existing Credit Agreement.
(a)Effective as of the Amendment No. 10 Effective Date, the Existing Credit Agreement is hereby amended as follows:
(i)The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:
“Amendment No. 10” means Amendment No. 10, dated as of November 12, 2020, by and among the Loan Parties, the Agent and the Lenders party thereto.
“Amendment No. 10 Effective Date” has the meaning set forth in Amendment No. 10.
(ii)Clause (c)(ii) of the definition of “Covenant Waiver Conditions” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“within three (3) Business Days after the end of each fiscal month during the Covenant Waiver Period commencing with the fiscal month ended October 30, 2020, deliver to the Agent an Officers’ Certificate certifying as to compliance with such condition and setting forth in reasonable detail the calculations with respect to Liquidity during such period;”.
Section 2.Effectiveness. The Amendment shall become effective on the date (the “Amendment No. 10 Effective Date”) that each of the conditions set forth below in this Section 2 has been satisfied:
(a)Execution of this Amendment. The Agent (or its counsel) shall have received from each Borrower, the Agent and each Required Financial Covenant Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of the Amendment.
(b)Fees. The Agent shall have received (i) all fees required to be paid to them by the U.S. Borrower mutually agreed prior to the Amendment No. 10 Effective Date and (ii) all out-of-pocket expenses (including the reasonable documented fees and expenses of external legal counsel) for which invoices have been presented to such U.S. Borrower at least three business days prior to the Amendment No. 10 Effective Date.
(c)No Default; Representations and Warranties. (i) No Default or Event of Default has occurred or is continuing on the Amendment No. 10 Effective Date before or after giving effect to the transactions contemplated hereby and (ii) the representations and warranties set forth in Section 3 below shall be true and correct.
Section 3.Representations and Warranties. To induce the other parties hereto to enter into this Amendment No. 10, each of the Borrowers hereby represents and warrants to each of the Lenders holding Commitments or Loans relevant to the calculation of the Required Financial Covenant Lenders and the Agent that:
(a)As of the Amendment No. 10 Effective Date and after giving effect to the transactions and amendments to occur on the Amendment No. 10 Effective Date, this Amendment No. 10 has been duly authorized, executed and delivered by each Borrower and constitutes, and the Amended Credit Agreement, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)The representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 10 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects.
(c)No Default or Event of Default has occurred or is continuing on the Amendment No. 10 Effective Date before or after giving effect to the transactions contemplated hereby.
(d)As of the Amendment No. 10 Effective Date, after giving effect to this Amendment No. 10, the U.S. Borrower and each of its Restricted Subsidiaries have been in compliance with the Covenant Waiver Conditions at all times during the Covenant Waiver Period.
Section 4.Costs and Expenses. The U.S. Borrower agrees to reimburse the Agent for its reasonable out of pocket expenses in connection with this Amendment No. 10 and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agent.
Section 5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.
Section 6.Applicable Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The U.S. Borrower and each of the Loan Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, Federal court. Each of the parties hereto agrees that a final judgment in any

such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or     in any other manner provided by law.
Section 7.Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.
Section 8.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent or the Issuing Banks, in each case under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. The U.S. Borrower, on behalf of itself and each other Loan Party, reaffirms each such Loan Party’s obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 10 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. The U.S. Borrower, on behalf of itself and each other Loan Party, hereby consents to this Amendment and confirms that all obligations of the Loan Parties under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement. This Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment No. 10 shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

-ARAMARK SERVICES, INC.

By:    /s/ James J. Tarangelo
                            Name: James J. Tarangelo
                            Title: Treasurer

-ARAMARK INTERMEDIATE HOLDCO
CORPORATION

By:    /s/ James J. Tarangelo
                         Name: James J. Tarangelo
                         Title: Treasurer

-ARAMARK IRELAND HOLDINGS LIMITED

By:    /s/ Frank Gleeson
                         Name: Frank Gleeson
                         Title: Director

-ARAMARK REGIONAL TREASURY EUROPE, DESIGNATED ACTIVITY COMPANY

By:    /s/ James J. Tarangelo
                         Name: James J. Tarangelo
                         Title: Treasurer

-ARAMARK CANADA LTD.

By:    /s/ Maureen Baureis
                         Name: Maureen Baureis
                         Title: Assistant Treasurer

[Aramark – Signature Page to Amendment No. 10]

-ARAMARK INTERNATIONAL FINANCE, S.À R.L.

By:    /s/ James J. Tarangelo
                         Name: James J. Tarangelo
                         Title: Treasurer

-ARAMARK INVESTMENTS LIMITED

By:    /s/ Frank Gleeson
                         Name: Frank Gleeson
                         Title: Director

-ARAMARK LIMITED

By:    /s/ Frank Gleeson
                         Name: Frank Gleeson
                         Title: Director

-ARAMARK HOLDING DEUTSCHLAND GMBH

By:    /s/ Juergen Vogl
                         Name: Juergen Vogl
                         Title: CEO

JPMORGAN CHASE BANK, N.A.,
as Agent and a Lender

By:    /s/ Jeffrey C. Miller
                         Name: Jeffrey C. Miller
                         Title: Executive Director

[Aramark – Signature Page to Amendment No. 10]

Bank of America, N.A.,
as a Lender

By:    /s/ Jason Yakabu
                         Name: Jason Yakabu
                         Title: Vice President

[Aramark – Signature Page to Amendment No. 10]

Bank of America, N.A., Canada Branch
as a Lender

By:    /s/ Medina Sales de Andrade
                         Name: Medina Sales de Andrade
                         Title: Vice President

[Aramark – Signature Page to Amendment No. 10]

PNC Bank National Association,
as a Lender

By:    /s/ Denise DiSimone
                         Name: Denise DiSimone
                         Title: Senior Vice President

[Aramark – Signature Page to Amendment No. 10]

WELLS FARGO BANK, N.A.,
as a Lender

By:    /s/ Carl Hinrichs
                         Name: Carl Hinrichs
                         Title: Director

[Aramark – Signature Page to Amendment No. 10]

Goldman Sachs Lending Partners, LLC,
as a Lender

By:     [signature illegible]
                         Name:
                         Title:

[Aramark – Signature Page to Amendment No. 10]

TD BANK, N.A.,
as a Lender

By:    /s/ Uk-Sun Kim
                         Name: Uk-Sun Kim
                         Title: Senior Vice President

[Aramark – Signature Page to Amendment No. 10]